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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 23, 2003
                Date of Report (Date of earliest event reported)

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                          VELOCITY EXPRESS CORPORATION
               (Exact Name of Registrant as Specified in Charter)



       Delaware                     0-28452              87-0355929
    (State or other               (Commission           (IRS Employer
    jurisdiction of               File Number)       Identification No.)
     incorporation)



    7803 Glenroy Road, Suite 200, Minneapolis, Minnesota         55439
          (Address of Principal Executive Offices)            (Zip Code)



                                 (612) 492-2400
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         The Company has received a notice from The Nasdaq Stock Market stating that because the trading price for the Company's common stock has closed below $1.00 per share for the last 30 consecutive trading days, the Company was not in compliance with the minimum bid requirements for continued listing on the Nasdaq SmallCap Market. The Company has been granted 180 days to demonstrate compliance. The Company can demonstrate compliance if its common stock trades for $1.00 per share or more for 10 consecutive trading days. The Company believes that it will be able to achieve compliance with the Nasdaq rules for continued listing.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Date: January 23, 2003            By: /s/ Wesley C. Fredenburg
                                               --------------------------------
                                               WESLEY C. FREDENBURG
                                               Secretary and General Counsel














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